UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 10, 2007

                      ARTS-WAY MANUFACTURING CO., INC.
  	  (Exact Name of Registrant As Specified In Its Charter)

                                Delaware
             State or Other Jurisdiction of Incorporation

                0-05131                     42-0920725
	      (Commission                 (IRS Employer
               File No.)              Identification Number)

                              P.O. Box 288
                         Armstrong, Iowa 50514
            (Address of Principal Executive Offices) (Zip Code)

                             (712) 864-3131
            (Registrants Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                             Form 8-K

Item 2.02 Results of Operations and Financial Condition.

     Arts-Way Manufacturing Co., Inc., (the "Company") issued a press release on October 10, 2007, with earnings information on the Company's fiscal quarter and nine months ended August 31, 2007. The press release is furnished with this Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

     Exhibit 99.1. Press Release issued by the Company on October 10, 2007.

     The information contained in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1 referenced in Item 9.01, is being "furnished" pursuant to Item 2.02 of Form 8-K and, as such, shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARTS-WAY MANUFACTURING CO., INC.

Date: October 15, 2007                         By: /s/ Carrie L. Majeski
                                                   Carrie L. Majeski
                                                   Chief Financial Officer